Item 1: Report to Shareholders

Financial Services Fund	June 30, 2005

The views and opinions in this report were current as of June 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

U.S. stock market returns were largely flat in the first half of 2005. Positive news (solid earnings, increased merger activity, low inflation) and negative news (slowing economy, soaring oil prices, rising interest rates) came in equal measure, containing the market in a fairly narrow trading range. The financial services sector lagged the broader market, declining during the six-month period.

PERFORMANCE COMPARISON

Periods Ended 6/30/05	6 Months	12 Months
Financial Services Fund	-4.47%	7.22%
S&P 500 Index	-0.81	6.32
Lipper Financial Services
Funds Index	-1.76	9.72

As the table shows, your fund returned -4.47% for the six months ended June 30, 2005, which trailed both the S&P 500 Index and the Lipper Financial Services Funds Index. The fund’s 12-month return of 7.22% outpaced the S&P 500 but fell short of the Lipper index. The lagging performance of the portfolio’s mortgage finance and bank holdings, as well as an underweight in insurance stocks, contributed to the relative underperformance during the past six months.

MARKET ENVIRONMENT

The stock market ran in place for much of the first half of 2005. Stocks trended lower in the first quarter of the year as slower economic growth and soaring oil prices put downward pressure on the market. Two more short-term interest rate hikes by the Federal Reserve also weighed on investor confidence.

Although oil prices continued to rise and the Fed remained active in the second quarter with two more rate increases, stocks rebounded modestly thanks to better-than-expected corporate earnings, upward revisions to first-quarter economic growth, and a sharp increase in merger activity. By the end of the period, most of the major stock indexes had posted flat to slightly negative returns.

Financial services stocks were unable to keep pace with the overall market. Although brisk merger activity was favorable for investment banks, the interest rate environment contributed to the sector’s decline. A combination of rising short-term interest rates and falling long-term rates crimped profit margins for many financial companies, particularly banks and mortgage companies.

PORTFOLIO REVIEW

The best performers in the portfolio during the period were asset managers and insurance stocks. Legg Mason, which was the best performance contributor in the portfolio in 2004, was a repeat winner in the first half of 2005. The company’s asset management business, which continued to grow at a strong rate, was the key driver behind the stock’s sharp rise. In addition, Legg Mason moved to become a pure-play asset management firm by sending its broker-dealer business to Citigroup in exchange for Citi’s asset management arm. Other asset managers among the top 10 performance contributors included Franklin Resources and John Nuveen, a new portfolio holding. (Please refer to the fund’s portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

Several insurance stocks were also among the best contributors to results, led by life insurers Genworth Financial and Prudential. Genworth, which was spun off from General Electric in 2004, reported double-digit earnings growth that exceeded analyst expectations. Prudential benefited from the strong performance of its international and investment units, as well as a sizable stock repurchase program. Based on their respective valuations, we added to our Genworth holdings during the period but trimmed our position in Prudential.

On the downside, the most significant detractor from performance was one of our best performers in 2004—online brokerage firm AmeriTrade. This ended up being a case of inopportune timing. Although we believed the company was well positioned to outperform its competitors, we were dismayed that online brokers were cutting fees early in the year, hurting profit margins. Consequently, we chose to sell our position in AmeriTrade in the first quarter, taking a modest loss. Unfortunately, AmeriTrade subsequently announced an acquisition of competitor TD Waterhouse, and its stock price surged by 30% overall during the first half of 2005.

Insurance broker Marsh & McLennan was another disappointing performer in the portfolio. Marsh faces a number of restructuring charges related to the bid-rigging scandal that came to light in late 2004, and the company is also losing some market share to competitors. Nonetheless, Marsh remains the dominant global insurance broker, with an impeccable balance sheet and strong cash flows. We believe the company’s new management team is capable of engineering a successful turnaround, so we took advantage of the recent decline to increase our position in the stock.

Other prominent decliners in the portfolio included money center bank Bank of New York and mortgage insurer Radian. Bank of New York struggled to meet earnings expectations as its margins came under pressure, while Radian fell as demand for private mortgage insurance declined. The portfolio also had a noteworthy position in European banks, such as Royal Bank of Scotland and Bank of Ireland, that was hurt by a stronger U.S. dollar.

Our purchases during the first six months of 2005 focused on diversified banks and trust banks, which tend to be less susceptible to rising interest rates. Examples included new positions in Northern Trust and Barclays, as well as increased holdings in State Street—the portfolio’s largest holding as of June 30—and Mellon Financial. Toward the end of the period, we began to see some value in regional banks, some of which have been hit hard by the recent downswing in the sector. We established a position in Fifth Third Bancorp, whose high dividend yield and relatively low valuation make it an attractive investment from a risk/reward perspective. We expect to see improving fundamentals at Fifth Third in the second half of 2005 and into 2006.

Other significant additions to the portfolio included payment processors and undervalued insurance companies. We added First Data, which processes ATM and credit card transactions, when it became attractively valued after a decline in the first quarter. In addition to Genworth and Marsh & McLennan, we also increased our holdings in other insurance stocks, such as health insurer Assurant and diversified insurance giant American International Group.

Unlike our decision to sell AmeriTrade, many of the positions we reduced or eliminated during the six-month period were the result of profit taking—locking in gains by selling stocks that had performed well and become overvalued. For example, we sold about three-quarters of our position in Legg Mason after its recent strong runup, and we also trimmed capital markets holdings such as Lehman Brothers and Merrill Lynch, both of which were top contributors over the past year. To make room for the bank and insurance stocks we added to the portfolio, we sold strong performers in the same industries, including commercial bank Comerica and insurer Ohio Casualty.

OUTLOOK

We see some positive signs for the financial services sector. Although we expect to see more rate hikes from the Fed in the coming months, we believe the Fed is close to the end of its rate-raising cycle. Historically, this has been favorable for financial stocks. In addition, we think that the economy is stronger than long-term interest rates currently indicate, which should translate into an increase in commercial lending and better capital markets.

Valuations in the financial sector also look attractive after the recent spate of underperformance relative to the overall stock market. In particular, regional banks (both domestically and in Europe) look more appealing now than at any point during the past two years. We expect to see further consolidation in this segment of the market.

Using our bottom-up approach, we plan to seek out companies that we believe will excel in this environment. We want to own a portfolio of financial companies that are economically sensitive but also well diversified, with many sources of income to provide downside protection. Although the fund’s recent performance has been disappointing compared to our Lipper peer group, we are committed to ensuring that better times lie ahead for our shareholders.

Thank you for your continued support.

Respectfully submitted,

Michael W. Holton
FSFHolton@troweprice.com
Chairman of the fund’s Investment Advisory Committee

July 18, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The banking industry can be significantly affected by legislation that has reduced the separation between commercial and investment banking businesses, changed the laws governing capitalization requirements and the savings and loan industry, and increased competition. In addition, changes in general economic conditions and interest rates can significantly affect the banking industry. Financial services companies may be hurt when interest rates rise sharply, although not all companies are affected equally. The stocks may also be vulnerable to rapidly rising inflation.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
6/30/05

State Street	5.5%
Citigroup	5.0
Morgan Stanley	4.9
MGIC Investment	4.8
Radian	4.8
Mellon Financial	4.8
J.P. Morgan Chase	4.7
Marsh & McLennan	4.6
Bank of New York	4.6
Royal Bank of Scotland	4.3
Northern Trust	3.9
Genworth Financial	3.5
First Data	3.4
Fifth Third Bancorp	3.2
Barclays	2.7
Bank of Ireland	2.2
GE	2.1
American International Group	2.0
Assurant	2.0
Franklin Resources	1.7
Anglo Irish Bank	1.6
John Nuveen	1.5
Prudential	1.5
Banco Bilbao Vizcaya Argenta	1.4
Legg Mason	1.4
Total	82.1%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 6/30/05

Best Contributors		Worst Contributors

Legg Mason	13¢	AmeriTrade**	-25¢
Genworth Financial	9	Bank of New York	-16
Prudential	7	Radian	-13
Assurant	6	Marsh & McLennan	-11
Lehman Brothers	6	Royal Bank of Scotland	-10
SVB Financial Group	3	J.P. Morgan Chase	-10
Goldman Sachs	2	Mellon Financial	-8
Hartford Financial Services	2	First Marblehead**	-7
Franklin Resources	2	UCBH Holdings	-6
John Nuveen*	1	U.S. Bancorp	-6
Total	51¢	Total	-112¢

12 Months Ended 6/30/05

Best Contributors		Worst Contributors

Legg Mason	38¢	MGIC Investment	-13¢
Franklin Resources	26	Marsh & McLennan	-11
Lehman Brothers	23	J.P. Morgan Chase	-9
Prudential	15	American International Group	-8
Genworth Financial	13	Lazard***	-4
Ohio Casualty**	9	Waddell & Reed Financial**	-3
Assurant	9	UCBH Holdings	-3
Goldman Sachs	8	XL Capital**	-3
SVB Financial Group	8	UBS*	-3
Anglo Irish Bank*	8	Barclays*	-3
Total	157¢	Total	-60¢

*	Position added
**	Position eliminated
***	Position added and eliminated

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

			Since
			Inception
Periods Ended 6/30/05	1 Year	5 Years	9/30/96
Financial Services Fund	7.22%	10.22%	14.10%
S&P 500 Index	6.32	-2.37	8.15
Lipper Financial Services
Funds Index	9.72	9.30	11.42

Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price repre-
sentative at 1-800-225-5132.
Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE FINANCIAL SERVICES FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 to 6/30/05
Actual	$1,000.00	$955.30	$4.51
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,020.18	4.66
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.93%), multi-
plied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

	6 Months	Year
	Ended	Ended
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$23.50	$21.86	$16.75	$18.84	$21.38	$16.12

Investment activities
Net investment	0.14	0.17	0.21	0.15	0.15	0.10
income (loss)
Net realized and
unrealized gain (loss)	(1.19)	2.74	5.64	(2.05)	(0.86)	5.80

Total from
investment activities	(1.05)	2.91	5.85	(1.90)	(0.71)	5.90

Distributions
Net investment income	–	(0.17)	(0.23)	(0.13)	(0.15)	(0.09)
Net realized gain	–	(1.10)	(0.51)	(0.06)	(1.68)	(0.55)

Total distributions	–	(1.27)	(0.74)	(0.19)	(1.83)	(0.64)

NET ASSET VALUE
End of period	$22.45	$23.50	$21.86	$16.75	$18.84	$21.38

Ratios/Supplemental Data
Total return^	(4.47)%	13.42%	35.08%	(10.10)%	(3.13)%	36.76%
Ratio of total expenses to
average net assets	0.93%†	0.93%	0.97%	1.00%	0.97%	1.00%
Ratio of net investment
income (loss) to average
net assets	1.23%†	0.77%	1.16%	0.80%	0.69%	0.69%
Portfolio turnover rate	66.8%†	35.5%	50.8%	49.7%	54.8%	32.5%
Net assets, end of period
(in thousands)	$381,440	$411,210	$371,595	$264,542	$308,635	$337,041

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
**	Per share amounts calculated using average shares outstanding method.
†	Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	Shares	Value
(Cost and value in $ 000s)

COMMON STOCKS 94.4%

FINANCIALS 88.9%
Capital Markets 33.0%
Affiliated Managers Group *	38,000	2,597
Bank of New York	612,000	17,613
Credit Suisse Group (CHF)	120,000	4,704
Franklin Resources	86,000	6,620
Goldman Sachs	25,700	2,622
John Nuveen	150,000	5,643
Legg Mason	50,500	5,258
Lehman Brothers	8,000	794
Mellon Financial	637,400	18,287
Merrill Lynch	34,000	1,870
Morgan Stanley	356,000	18,679
Northern Trust	330,000	15,045
State Street	433,000	20,892
UBS (CHF)	67,000	5,209
		125,833
Commercial Banks 18.5%
Anglo Irish Bank (EUR)	500,000	6,198
Banco Bilbao Vizcaya Argenta (EUR)	355,000	5,461
Bank of Ireland (EUR)	525,000	8,438
Barclays (GBP)	1,035,000	10,276
Boston Private Financial	147,000	3,704
Fifth Third Bancorp	300,000	12,363
Royal Bank of Scotland (GBP)	540,000	16,271
SVB Financial Group *	50,000	2,395
U.S. Bancorp	100,000	2,920
UCBH Holdings	164,000	2,663
		70,689
Consumer Finance 1.4%
American Express	24,000	1,278
Capital One Financial	50,000	3,970
		5,248
Diversified Financial Services 9.9%
Citigroup	411,200	19,010
J.P. Morgan Chase	511,000	18,049
Principal Financial Group	15,000	628
		37,687
Insurance 16.0%
American International Group	130,300	7,570
Assurant	208,200	7,516
Axis Capital Holdings	120,800	3,419
Berkshire Hathaway, Class A *	7	584
Genworth Financial, Class A	447,000	13,513
Hartford Financial Services	64,000	4,786
Marsh & McLennan	638,000	17,673
Prudential	84,400	5,542
SAFECO	9,500	516
		61,119
Thrifts & Mortgage Finance 10.1%
Fannie Mae	11,800	689
Freddie Mac	14,500	946
MGIC Investment	283,000	18,457
Radian	390,000	18,416
		38,508
Total Financials		339,084

INDUSTRIALS & BUSINESS SERVICES 2.1%
Industrial Conglomerates 2.1%
GE	232,000	8,039
Total Industrials & Business Services		8,039

INFORMATION TECHNOLOGY 3.4%
IT Services 3.4%
First Data	320,000	12,845
Total Information Technology		12,845
Total Common Stocks (Cost $316,611)		359,968

SHORT-TERM INVESTMENTS 6.5%

Money Market Fund 6.5%
T. Rowe Price Reserve Investment Fund, 3.14% #†	25,009,163	25,009
Total Short-Term Investments (Cost $25,009)		25,009

Total Investments in Securities
100.9% of Net Assets (Cost $341,620)		$384,977

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Seven-day yield
*	Non-income producing
?	Affiliated company – See Note 4
CHF	Swiss franc
EUR	Euro
GBP	British pound

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)

Assets
Investments in securities, at value
Affiliated companies (cost $25,009)	$25,009
Non-affiliated companies (cost $316,611)	359,968

Total investments in securities	384,977
Dividends receivable	665
Receivable for investment securities sold	294
Receivable for shares sold	213
Other assets	135

Total assets	386,284

Liabilities
Investment management fees payable	207
Payable for investment securities purchased	4,168
Payable for shares redeemed	324
Due to affiliates	56
Other liabilities	89

Total liabilities	4,844

NET ASSETS	$381,440

Net Assets Consist of:
Undistributed net investment income (loss)	$2,465
Undistributed net realized gain (loss)	43,812
Net unrealized gain (loss)	43,350
Paid-in-capital applicable to 16,986,892 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized	291,813

NET ASSETS	$381,440

NET ASSET VALUE PER SHARE	$22.45

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)

6 Months
Ended
6/30/05
Investment Income (Loss)
Dividend income	$4,167

Expenses
Investment management	1,277
Shareholder servicing	381
Custody and accounting	62
Prospectus and shareholder reports	33
Registration	27
Legal and audit	7
Proxy and annual meeting	6
Directors	3
Miscellaneous	4

Total expenses	1,800

Net investment income (loss)	2,367

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	39,598
Foreign currency transactions	(111)

Net realized gain (loss)	39,487

Change in net unrealized gain (loss)
Securities	(60,059)
Other assets and liabilities
denominated in foreign currencies	(1)

Change in net unrealized gain (loss)	(60,060)

Net realized and unrealized gain (loss)	(20,573)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(18,206)

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)

	6 Months	Year
	Ended	Ended
	6/30/05	12/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,367	$2,914
Net realized gain (loss)	39,487	23,087
Change in net unrealized gain (loss)	(60,060)	21,863

Increase (decrease) in net assets from operations	(18,206)	47,864

Distributions to shareholders
Net investment income	–	(2,837)
Net realized gain	–	(18,347)

Decrease in net assets from distributions	–	(21,184)

Capital share transactions *
Shares sold	38,917	93,854
Distributions reinvested	–	20,175
Shares redeemed	(50,481)	(101,094)

Increase (decrease) in net assets from capital
share transactions	(11,564)	12,935

Net Assets
Increase (decrease) during period	(29,770)	39,615
Beginning of period	411,210	371,595

End of period	$381,440	$411,210

(Including undistributed net investment income of $2,465
at 6/30/05 and $98 at 12/31/04)

*Share information
Shares sold	1,714	4,178
Distributions reinvested	–	874
Shares redeemed	(2,224)	(4,551)

Increase (decrease) in shares outstanding	(510)	501

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Financial Services Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 30, 1996. The fund seeks long-term growth of capital and a modest level of income.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $14,000 for the six months ended June 30, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $124,541,000 and $153,577,000, respectively, for the six months ended June 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2005.

At June 30, 2005, the cost of investments for federal income tax purposes was $341,620,000. Net unrealized gain aggregated $43,350,000 at period-end, of which $48,605,000 related to appreciated investments and $5,255,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2005, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2005, expenses incurred pursuant to these service agreements were $32,000 for Price Associates, $238,000 for T. Rowe Price Services, Inc., and $24,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2005, the fund was charged $20,000 for shareholder servicing costs related to the college savings plans, of which $16,000 was for services provided by Price. The amount payable at period end pursuant to this agreement is included in due to affiliates in the accompanying financial statements. At June 30, 2005, approximately 2.7% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended June 30, 2005, dividend income from the Reserve Funds totaled $281,000, and the value of shares of the Reserve Funds held at June 30, 2005 and December 31, 2004 was $25,009,000 and $3,639,000, respectively.

As of June 30, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 155,995 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

INVESTMENT ADVISORY CONTRACT DISCLOSURE

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3- and 5- year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Financial Services Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2005